SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2001

MILACRON INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8475 (Commission File Number)	31-1062125 (IRS Employer Identification No.)

2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio    45206
(address of principal executive offices)                                (ZIP Code)

Registrant's telephone number, including area code: (513) 487-5000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

Exhibit No.	Description
99.1	Press Release issued by the Company on July 2, 2001

ITEM 9. REGULATION FD DISCLOSURE.

On July 2, 2001, Milacron Inc. (the "Company") issued a Press Release lowering its second and third quarter 2001 earnings guidance due to deterioration in the North American manufacturing sector. Reference is made to the information set forth in such Press Release which is attached hereto as Exhibit 99.1.

This Current Report contains forward-looking statements which by their nature involve risks and uncertainties that could significantly impact the Company's operations, markets, products and expected results. For further information please refer to the Cautionary Statement included in Item 2 of the Company's most recent Form 10-Q on file with the Securities and Exchange Commission.

The information contained in the attached Presss Release and included in this Current Report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILACRON INC.

Date: July 2, 2001	By: /s/ Robert P. Lienesch Robert P. Lienesch Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on July 2, 2001